DESIGNATION OF OTHER GUARANTEED REVOLVING CREDIT OBLIGATIONS

Date: December 12, 2014

To:     Wells Fargo Bank, National Association, as Revolving Agent
550 South Tryon Street, 6th Floor
Charlotte, North Carolina 28202
Attention: Andrew Ostrov
Email: andrew.ostrov@wellsfargo.com

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Guaranty of Collection, dated as of September 30,2014 (as amended, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among PBF Energy Company LLC, a Delaware limited liability company (the "Parent Guarantor"), to and in favor of (i) Wells Fargo Bank, National Association, as administrative agent ("Term Loan Agent") under that certain Term Loan and Security Agreement dated May 14, 2014, as amended, restated, supplemented or otherwise modified from time to time, among PBF Logistics LP, a Delaware limited partnership (the "Borrower"), Term Loan Agent and the lenders party thereto from time to time, and (ii) Wells Fargo Bank, National Association, as administrative agent (the "Revolving Agent"), swingline lender and LIC issuer under that certain Revolving Credit Agreement dated May 14, 2014, as amended, restated, supplemented or otherwise modified from time to time, among the Borrower, the Revolving Agent and the lenders party thereto from time to time.

Pursuant to the definition of "Other Guaranteed Revolving Credit Obligations" in the Agreement, Parent Guarantor hereby designates outstanding Revolving Credit Obligations in the principal amount of $210,000,000 as "Other Guaranteed Revolving Credit Obligations" in accordance with and subject to the terms (including, without limitation, termination provisions) of the Agreement.

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Designation of Other Guaranteed Revolving Credit Obligation

PBF ENERGY COMPANY LLC,
as Parent Guarantor

By: /s/ John E. Luke
Name:    John E. Luke
Title:    Treasurer

Signature Page to Designation of Other Guaranteed Revolving Credit Obligations